SUB-ITEM 77Q3

(a) (i) Based on an evaluation of the
Registrant's Disclosure Controls and
Procedures as of a date within 90 days
of the filing date of this report, the
Disclosure Controls and Procedures are
effectively designed to ensure that
information required to be disclosed
by the Registrant is recorded, processed, summarized and reported by the date of this report, including ensuring that information required to be disclosed in the report is accumulated and communicated to the Registrant's management, including the Registrant's officers, as appropriate to allow timely decisions regarding required disclosure.

(ii) There were no significant changes
in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

(iii) Certifications

I, George R. Jay, certify that:

1. I have reviewed this report on
Form N-SAR [or N-CSR] of Hartford HLS Series
Fund II, Inc. (File Number 811-04615,
CIK Number 0000790558);

2. Based on my knowledge, this report
does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial
information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows
(if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying
officers and I are responsible for
establishing and maintaining disclosure
controls and procedures (as defined in
rule 30a-2(c) under the Investment
Company Act) for the registrant and have:

a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;
b) evaluated the effectiveness of the
registrant's disclosure controls and
procedures as of a date within 90 days
prior to the filing date of this report
the "Evaluation Date"); and
c) presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying
officers and I have disclosed, based on
our most recent evaluation, to the
registrant's auditors and the audit
committee of the registrant's board of
directors (or persons performing the
equivalent functions):

a) all significant deficiencies in the
design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and
b) any fraud, whether or not material,
that involves management or other
employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying
officers and I have indicated in this
report whether or not there were
significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.



Date:  February 27, 2003
/s/   George R. Jay
[Signature]
Vice President, Controller and Treasurer




I, David M. Znamierowski, certify that:

1. I have reviewed this report on
Form N-SAR [or N-CSR] of Hartford HLS
Series Fund II, Inc. (File Number 811-04615,
CIK Number 0000790558);

2. Based on my knowledge, this report
does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial
information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows
(if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying
officers and I are responsible for
establishing and maintaining disclosure
controls and procedures (as defined in
rule 30a-2(c) under the Investment
Company Act) for the registrant and have:

a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;
b) evaluated the effectiveness of the
registrant's disclosure controls and
procedures as of a date within 90 days
prior to the filing date of this report
(the "Evaluation Date"); and
c) presented in this report our
conclusions about the effectiveness of
the disclosure controls and procedures
based on our evaluation as of the
Evaluation Date;

5. The registrant's other certifying
officers and I have disclosed, based on
our most recent evaluation, to the
registrant's auditors and the audit
committee of the registrant's board of
directors (or persons performing the
equivalent functions):

a) all significant deficiencies in the
design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and
b) any fraud, whether or not material,
that involves management or other
employees who have a significant role
in the registrant's internal controls; and

6. The registrant's other certifying
officers and I have indicated in this
report whether or not there were
significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.



Date:  February 27, 2003
/s/ David M. Znamierowski
[Signature]
President and Principal Executive Officer